                                                                    EXHIBIT 10.3

                          SUBSIDIARY GUARANTY AGREEMENT

      THIS SUBSIDIARY GUARANTY AGREEMENT (as amended, revised, modified, supplemented or amended and restated from time to time, this "Guaranty") is entered into as of June 24, 2004 by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A GUARANTY JOINDER AGREEMENT (each, a "Guarantor" and, collectively, the "Guarantors"), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as hereinafter defined), and the GUARANTEED CREDITORS (as defined on Exhibit B attached hereto). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term by the Credit Agreement (as defined below).

                                   WITNESSETH:

      WHEREAS, Libbey Glass Inc., a Delaware corporation (the "US Borrower"), Libbey Europe B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the US Borrower, collectively the "Borrowers"), the financial institutions named therein (the "Lenders"), The Bank of New York, as syndication agent, and Bank of America, N.A., as administrative agent (the "Administrative Agent"), have entered into a certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the US Borrower owns, directly or indirectly, a majority of the issued and outstanding capital stock of each Guarantor and, as such, each Guarantor will receive substantial and direct benefits from the extensions of credit contemplated by the Credit Agreement and is entering into this Guaranty to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to the Borrowers thereunder and to induce the other Guaranteed Creditors (as defined on Exhibit B attached hereto) to extend Related Credit Arrangements (as defined on Exhibit B attached hereto) to the Borrowers or any other Loan Party; and

      WHEREAS, the execution and delivery of this Guaranty is a condition precedent to the obligation of the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration contained herein, the Guarantor hereby agrees as follows:

            1.    THE GUARANTY.

            (a) Each Guarantor hereby absolutely, continually, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (i)(x) the principal of and interest on the Loans made by the Lenders to, and any Notes held by the Lenders of, the Borrowers, or either of them as applicable, and (y) all other amounts from time to time owing to the Lenders, the Administrative Agent or any indemnified party by any Loan Party under the

Credit Agreement, the Notes or the other Loan Documents, including without limitation all "Obligations" (as defined in the Credit Agreement), and (ii) principal, interest, fees, settlement or termination values, and all other amounts from time to time owing to any Guaranteed Creditor in respect of any Related Credit Arrangements, in each case, whether direct or indirect, absolute or contingent, now existing or hereafter arising (collectively, the "Guaranteed Debt") (collectively, the "Guaranteed Debt"). Each Guarantor's obligations under this Guaranty are collectively referred individually as the "Guarantor's Obligations" and collectively as the "Guarantors' Obligations". This is a guaranty of payment, not a guaranty of collection. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its obligations under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

            Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Guaranteed Debt.

            (b) If there shall occur a default in payment or performance of any of the Guaranteed Debt, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorney costs), settlement or termination value, or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement or any Related Credit Arrangement, by acceleration, termination or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand thereof by the Administrative Agent or, subject to Section 1(m) hereof, any other Guaranteed Creditor, fully pay to the Administrative Agent, for the benefit of the Lenders, or such Guaranteed Creditor, as applicable and subject to any restriction on each Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the applicable Guaranteed Debt then due and owing.

            (c) All payments by each Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes other than Excluded Taxes (as defined in the Credit Agreement). In the event that any Guarantor or any Guaranteed Creditor is required by law to make any such non-excluded deduction or withholding (as a result of any change after the date hereof in any requirement for a deduction or withholding), such Guarantor agrees to pay on behalf of such Guaranteed Creditor such amount directly to the appropriate person or entity, or if any Guarantor cannot legally comply with the foregoing, such Guarantor shall pay to such Guaranteed Creditor such additional amounts as will result in the receipt by such Person of the full amount payable hereunder. Each Guarantor shall be entitled to refunds of amounts paid pursuant hereto to the extent permitted by Section 3.01(e) of the Credit Agreement. Each Guarantor shall promptly provide such Guaranteed Creditor with evidence of payment of any such amount made on such Person's behalf.

            (d) Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Debt or any part thereof. Each Guarantor further waives all setoffs and counterclaims and presentment, protest, notice (other than notices specifically required in the Loan Documents), filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrowers, or either of them as applicable, demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require any Guaranteed Creditor to sue the Borrowers, or either of them as applicable, any other guarantor or any other Person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

      Each Guarantor hereby guarantees that such Guarantor's Obligations will be paid in Dollars (except to the extent that any Obligation is required to be paid in euro, such Guarantor shall pay such Obligation in euro) in same day funds at the Administrative Agent's Office, on behalf of the applicable Guaranteed Creditor, or with respect to demands permitted to be made directly by any Guaranteed Creditor hereunder, at the applicable office of such Guaranteed Creditor, as the case may be, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Debt, or the rights of the Guaranteed Creditors with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Debt. Payment obligations under this Guaranty shall not be discharged by an amount paid in any currency other than Dollars or euro, as the case may be, whether pursuant to judgment or otherwise. To the extent that a judgment is given in respect of any amount due hereunder in currency other than the currency in which the obligation subject to the judgment was originally denominated, the provisions of Section 8.04 of the Credit Agreement shall apply.

            (e) Subject to Section 1(a) above, each Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than irrevocable payment in full of the Guaranteed Debt), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following to the extent permitted by law: (i) any extension, amendment, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (ii) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (iii) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (iv) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (v) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof;
(vi) the application of payments received from any source (other than any Guarantor) to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts that are not covered by this Guaranty even though the Guaranteed Creditors might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts that are not covered by this Guaranty; (vii) any change of ownership of any Loan Party or the insolvency, bankruptcy or any other change in the legal status of any Loan Party; (viii) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (ix) the failure of any Loan Party to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (x) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Loan Party, any other guarantor in connection herewith or with any unrelated transaction or any other Person in connection herewith; (xi) the Guaranteed Creditors' election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws;
(xii) any borrowing, use of cash collateral, or grant of a security interest by any Loan Party as debtor in possession, under Section 363 or 364 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws;
(xiii) the disallowance of all or any portion of any of the Guaranteed Creditors' claims for repayment of the Guaranteed Debt under Section 502 or 506 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of any Guarantor from its obligations hereunder (other than irrevocable payment in full of the Guaranteed Debt), in each case above, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph. It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other similar obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Loan Party of the Guaranteed Debt in the manner agreed upon by the Guaranteed Creditors and such Loan Party.

            (f) Credit may be granted or continued from time to time by the Guaranteed Creditors to the Borrowers, or either of them as applicable, without notice to or authorization from any Guarantor regardless of any Loan Party's financial or other condition at the time of any such grant or continuation. No Guaranteed Creditor shall have an obligation to disclose or discuss with any Guarantor its assessment of the financial condition of any Loan Party.

            (g) Until (but only upon) the irrevocable payment in full of the Guaranteed Debt and the termination of all commitments of the Lenders to make Credit Extensions and all commitments of any other Guaranteed Creditors to make Related Credit Arrangements which could give rise to any Guaranteed Debt, (i) no Guarantor shall have the right of subrogation, contribution or similar rights with respect to the Guaranteed Debt, (ii) each Guarantor hereby waives any right to enforce any remedy which any Guaranteed Creditor now has or may hereafter have against the Borrowers, or either of them as applicable, any endorser or any other guarantor of all or any part of the Guaranteed Debt, and (iii) each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to any Guaranteed Creditor to secure payment of the Guaranteed Debt or any part thereof or any other liability of the Borrowers, or either of them as applicable, to any Guaranteed Creditor. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders or such other Guaranteed Creditor, as applicable, and shall forthwith be paid by the Guarantor to the Administrative Agent for the benefit of the Lenders or such other Guaranteed Creditor, as applicable, for application to the Guaranteed Debt, if any, then due and owing.

            (h) Except as specifically otherwise provided in the Loan Documents, each Guarantor authorizes each Guaranteed Creditor to take any action or exercise any remedy in good faith with respect to any collateral from time to time securing the Guaranteed Debt, which the Guaranteed Creditors in their sole discretion shall determine, without notice to any Guarantor.

            (i) In the event that any Guaranteed Creditor in its sole discretion elects to give notice of any action with respect to any collateral securing the Guaranteed Debt or any part thereof, ten days' written notice mailed to the applicable Guarantor by ordinary mail at its address referred to in Section 5 shall be deemed reasonable notice of any matters contained in such notice. Each Guarantor consents and agrees that no Guaranteed Creditor shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Debt.

            (j) In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of any Loan Party, all such amounts shall nonetheless be payable to the Guaranteed Creditors by the Guarantors during the continuance of an Event of Default forthwith upon demand by the Administrative Agent. Each Guarantor further agrees that, to the extent that any Loan Party makes a payment or payments to any of the Guaranteed Creditors on the Guaranteed Debt or any Guaranteed Creditor receives any proceeds of collateral or any other guaranty securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to any Loan Party, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, any Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the Guaranteed Debt or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred as if such payment, reduction or satisfaction had never occurred.

            (k) No delay on the part of any Guaranteed Creditor in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by any Guaranteed Creditor of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Guaranteed Creditors, except as set forth in
Section 10.01 of the Credit Agreement or as otherwise expressly set forth in a writing duly signed and delivered on the Lenders' behalf by the Administrative Agent with the consent of the Required

Lenders or all of the Lenders, as the case may be, in each case as required by
Section 10.01 of the Credit Agreement; provided, however, no consent of the Guaranteed Creditors shall be required in connection with the release of any Guarantor from its obligations hereunder to the extent that such Guarantor is disposed of pursuant to a transaction permitted by Section 7.04 or 7.05 of the Credit Agreement. The failure by the Guaranteed Creditors at any time or times hereafter to require strict performance by any Loan Party of any of the provisions, warranties, terms and conditions contained in any promissory note, pledge agreement, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, any Guaranteed Debt by any Loan Party or the Guarantors and delivered to any Guaranteed Creditor shall not waive, affect or diminish any right of any Guaranteed Creditor at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of any Guaranteed Creditor, its agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered (x) with respect to the Guaranteed Debt described in Section 1(a)(i) hereof, on the Required Lenders' behalf by the Administrative Agent and (y) with respect to the Guaranteed Debt described in
Section 1(a)(ii) hereof, by the Guaranteed Creditor party to such Related Credit Arrangements. No waiver by any Guaranteed Creditor of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any Guaranteed Creditor permitted hereunder shall in any way affect or impair such Guaranteed Creditor's rights or powers, or the obligations of any Guarantor under this Guaranty. The remedies herein are cumulative and not exclusive of any other remedies available to the Guaranteed Creditors at law or in equity. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Borrowers, or either of them as applicable, to the Guaranteed Creditors shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

            (l) Notwithstanding any reference herein to any collateral securing any of the Guaranteed Debt, it is acknowledged that, on the date hereof, neither the Guarantor nor any other Loan Party has granted, or has any obligation to grant, any security interest in or other lien on any of its property as security for the Guaranteed Debt other than such obligations as the US Borrower may have to "Cash Collateralize" L/C Obligations as and to the extent expressly provided in the Credit Agreement.

            (m) Notwithstanding any other provision contained in this Guaranty,
(i) until the Facility Termination Date, from and after the occurrence and during the continuance of any Event of Default, no Guaranteed Creditor shall be entitled, except as expressly provided in the Credit Agreement, to institute any action to enforce any right, power or remedy hereunder against any Guarantor in respect of Guaranteed Debt arising under the Loan Documents, except by virtue of the enforcement of the provisions hereof by the Administrative Agent on behalf of such Guaranteed Creditors as provided herein and in the Credit Agreement and otherwise available under applicable Laws, (ii) each Guaranteed Creditor, by its execution of the Credit Agreement (or an Assignment and Assumption Agreement), or by its acceptance (whether or not as a Lender) of any benefits hereunder (including entering into any Related Credit Arrangements in reliance on the terms hereof) (x) agrees (1) that it shall not have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Guarantor's

Obligations relating to Guaranteed Debt described in Section (1)(a)(i) hereof (including the release or modification of any Guarantor's Obligations or security therefor) other than in any capacity it may have as a Lender and only to the extent expressly provided in the Loan Documents, and (2) that any action it may take or fail to take as a Guaranteed Creditor in respect of Guaranteed Debt described in Section 1(a)(ii) hereof shall not impair or otherwise affect the rights, powers and privileges of the Administrative Agent or any other Guaranteed Creditor to enforce the terms hereof and of the other Loan Documents in respect of all other Guaranteed Debt, and (y) acknowledges and accepts the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Guaranteed Creditor (including without limitation at all times after the occurrence of the Facility Termination Date if at any such time it then remains a Guaranteed Creditor), the Administrative Agent and its Related Parties shall be entitled to all the rights, benefits and immunities conferred under
Article IX of the Credit Agreement, and (iii) following the occurrence of the Facility Termination Date, the provisions of this Guaranty shall be deemed to run severally to and for the benefit of each remaining Guaranteed Creditor, with the effect and to the same extent as if each Guarantor had entered into this Guaranty separately with each such remaining Guaranteed Creditor, such that (x) the terms hereof may be modified by and between any such Guarantor and any such Guaranteed Creditor without affecting the terms hereof as may then be in effect as between any such Guarantor and any other Guaranteed Creditor, (y) no action, omission or other event or circumstance arising between or affecting the relative rights and duties of the Guarantor and any such Guaranteed Creditor shall affect the relative rights and duties of any Guarantor and any other Guaranteed Creditor, and (z) each remaining Guaranteed Creditor shall have the right, power and authority to enforce the terms hereof for its benefit in its own name in such manner as may be permitted by the terms hereof or otherwise by applicable Laws. For purposes hereof, "Facility Termination Date" means the date as of which all of the following shall have occurred: (A) the Borrowers shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (B) all Commitments shall have terminated or expired; and (C) the Borrowers and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Borrowers or any Loan Party that may be owing to any Person pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document). Each Guarantor acknowledges and agrees to the forgoing provisions of this Section 1(m).

            2.    REPRESENTATIONS AND WARRANTIES.

            Each Guarantor hereby represents and warrants to the Administrative Agent, each Lender and the other Guaranteed Creditors that:

            (a) Existence, Qualification and Power; Compliance with Laws. Such Guarantor (i) is a corporation or a limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws (as defined in the Credit Agreement) of the jurisdiction of its organization, (ii) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Guaranty, (iii) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (iv) is in compliance with all Laws, except in each case referred to in clause (ii), clause
(iii) or this clause (iv), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (b) Authorization: No Contravention. The execution, delivery and performance by such Guarantor of this Guaranty has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Guarantor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its property is subject, except as would not have a Material Adverse Effect, or (iii) violate any Law, except as would not have a Material Adverse Effect.

            (c) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Guarantor of this Guaranty except for any of such foregoing as may be required in connection with the exercise of remedies under the Loan Documents.

            (d) Binding Effect. This Guaranty has been duly executed and delivered by such Guarantor. This Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally which may be in effect and to general principles of equity.

            (e) Other. Each Guarantor represents and warrants that all representations and warranties relating to such Guarantor contained in Article V of the Credit Agreement are true and correct insofar as they relate to such Guarantor.

      Each Guarantor agrees that all of the foregoing representations and warranties in paragraphs (a) through (e) above and the preceding sentence shall be deemed to have been made by such Guarantor on the date hereof and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, on the date of each Credit Extension on and as of the date of such Credit Extension.

            3. COVENANTS. Each Guarantor hereby agrees that until all Guaranteed Debt described in Section 1(a)(i) has been paid in full and any and all documents relating thereto have been terminated, it shall comply with all covenants relating to it contained in Articles VI and VII of the Credit Agreement (except Sections 6.12 and 6.15(b) and (c)).

            4. JOINDER. Each Person who shall at any time execute and deliver to the Administrative Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto or otherwise agreed to by the Administrative Agent shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty shall be deemed to include such Person as a Guarantor hereunder.

            5.   MISCELLANEOUS.

            (a) Subject to the provisions of Sections 1(j) and 1(k), this Guaranty shall continue in effect (i) as to the Administrative Agent and the Lenders, until the Credit Agreement and all other commitments of the Lenders to make Credit Extensions which could give rise to Guaranteed Debt described in
Section 1(a)(i) have terminated and such Guaranteed Debt and all other amounts payable hereunder have been paid in full and (ii) as to any other Guaranteed Creditors, until all Related Credit Arrangements which could give rise to Guaranteed Debt have been fully or finally satisfied or other arrangements satisfactory to the respective parties to each such Related Credit Arrangement have been made in lieu of the continuation of this Guaranty.

            (b) Each Guarantor confirms and ratifies Section 10.08 of the Credit Agreement and agrees that the Lenders shall have, relative to each Guarantor, the set-off rights provided therein. In addition to any rights and remedies of the Administrative Agent and the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final (but not trust accounts)) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Guarantor against any and all Guaranteed Debt then due and owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document. Each Lender agrees promptly to notify the applicable Guarantor and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

            (c) Each Guarantor agrees to pay all reasonable costs, fees and out of pocket expenses (including reasonable attorney costs of the Administrative Agent, any Lender or any other Guaranteed Creditor) incurred by the Administrative Agent, any Lender or any other Guaranteed Creditor in collecting or enforcing the obligations of any Guarantor under this Guaranty.

            (d) This Guaranty shall bind each Guarantor and its respective successors and assigns and shall inure to the benefit of the Guaranteed Creditors and its successors and assigns permitted pursuant to Section 10.06 of the Credit Agreement. All references herein to the Borrowers, or either of them as applicable, shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for the Borrowers, or either of them as applicable.

            (e) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH GUARANTEED CREDITOR AND EACH GUARANTOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (f) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE, COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

            (g) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF EACH GUARANTOR, THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            (h) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            (i) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be given, in the manner and with the effect set forth in
Section 10.02(a) of the Credit Agreement. The notice address for each Guarantor shall be its address indicated on the signature pages hereto, or to such other address as such Guarantor designates from time to time to the Administrative Agent in writing.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, each of the undersigned has entered into this Guaranty as of the day and year first written above.

                                        GUARANTORS:

Address:   300 Madison Avenue           THE DRUMMOND GLASS COMPANY

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue           SYRACUSE CHINA COMPANY

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                          Name: Kenneth A. Boerger
                                          Title: Vice President

Address:   300 Madison Avenue           WORLD TABLEWARE INC.

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue           LGA3 CORP.

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

                                Libbey Glass Inc.
                     Signature Page 1 to Guaranty Agreement

Address:   300 Madison Avenue           LGA4 CORP.

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue                 LGFS INC.

           Toledo, OH 43604

                                        By:      /s/      Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue           LGAC LLC

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue           TRAEX COMPANY

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

Address:   300 Madison Avenue           LGC CORP.

           Toledo, OH 43604

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                         Name: Kenneth A. Boerger
                                         Title: Vice President

                                Libbey Glass Inc.
                     Signature Page 2 to Guaranty Agreement

                         EXHIBIT A TO GUARANTY AGREEMENT

                       FORM OF GUARANTY JOINDER AGREEMENT

                           GUARANTY JOINDER AGREEMENT

      THIS GUARANTY JOINDER AGREEMENT (the "Guaranty Joinder Agreement"), dated as of _____________, 20__ is made by _______________________________, a
________________ (the "Joining Guarantor"), delivered to BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the "Administrative Agent") under that certain Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the "Credit Agreement"), dated as of June __, 2004, by and among Libbey Glass Inc., a Delaware corporation (the "US Borrower"), Libbey Europe B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the US Borrower, collectively the "Borrowers"), the financial institutions named therein (the "Lenders"), The Bank of New York, as syndication agent, and the Administrative Agent, and the GUARANTEED CREDITORS (as defined in the Credit Agreement). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

      WHEREAS, the Joining Guarantor is becoming a "Guarantor" under the Credit Agreement and will be joined as a party to this Guaranty; and

      WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrowers by the Lenders under the Credit Agreement; and

      NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders, and the other Guaranteed
Creditors:

      1. Joinder. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and is bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Lenders and the other Guaranteed Creditors of the payment and performance in full of the Guaranteed Debt (as defined in the Guaranty) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty.

      2. Affirmations. The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty.

      3. Severability. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      4. Counterparts. This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.02 of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

      5. Delivery. Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Guaranteed Debt is and shall be deemed to be incurred, and credit extensions under the Loan Documents and the Related Credit Arrangements made and maintained, in reliance on this Guaranty Joinder Agreement and the Guarantor's joinder as a party to the Guaranty as herein provided.

      6. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 5 of the Guaranty are hereby incorporated by reference as if fully set forth herein.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.

                                        JOINING GUARANTOR:

                                        ________________________________________

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        Address for Notices:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

                                        Telefacsimile: (___) ___-____

                         EXHIBIT B TO GUARANTY AGREEMENT

                               CERTAIN DEFINITIONS

      As used in the foregoing Guaranty, the following terms shall have the meanings set forth opposite each such term (capitalized terms used but not defined in this Exhibit B shall have the respective meanings therefor provided in the Credit Agreement):

"Guaranteed Creditors" means and includes (a) the Administrative Agent and the Lenders and (b) each Related Creditor.

"Related Credit Arrangements" means, collectively, all Related Swap Contracts.

"Related Creditor" means any Lender or Affiliate of any Lender which, in any case, is or becomes a party to any Related Credit Arrangement (even if such Lender ceases to be a Lender under the Credit Agreement for any reason after the date of such Related Credit Arrangement) and, in each case of the foregoing, their subsequent permitted assigns, but excluding in all cases Holdings and any of its Subsidiaries.

"Related Swap Contracts" means all Swap Contracts which are entered into or maintained by the US Borrower or any Guarantor with any Related Creditor and which are not prohibited by the terms of the Loan Documents.